UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               CITY NETWORK, INC.
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                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               CITY NETWORK, INC.

                    2F-1, No. 16, Jian Ba Road, Chung Ho City
                         Taipei County 235, Taiwan, ROC

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          to be held on April 25, 2006

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TO THE STOCKHOLDERS OF CITY NETWORK, INC.:

     The Special Meeting of the stockholders of City Network, Inc., a Nevada corporation, will be held on April 25, 2006, at 10:00 a.m. (local time), at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided] for the following purposes:

     1. To approve the issuance of Common Stock in connection with transactions with Cornell Capital Partners, LP and its affiliates, including shares (i) issuable upon conversion of the Company's secured convertible notes; (ii) issuable upon the exercise of warrants issued to the investor with the notes, as those terms are defined herein;
          (iii) securing the Company's secured convertible notes; (iv) issuable to pay for liquidated damages, in lieu of cash payments, in connection with the Company's obligation to register conversion shares and warrant shares with the Securities and Exchange Commission; and (v) issued as compensation for such transactions, to the extent such issuances require stockholder approval under The American Stock Exchange rules; and

     2. To transact any other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on March 15, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

     All stockholders are cordially invited to attend the Special Meeting. Whether or not expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. A return envelope is enclosed for your convenience. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.

                              By Order of the Board of Directors,

                              /s/ Tiao-Tsan "Andy" Lai
                              ----------------------------------------
                              Tiao-Tsan "Andy" Lai
                              Chairman, President and Chief Executive Officer

Dated: March __, 2006

                               CITY NETWORK, INC.

                    2F-1, No. 16, Jian Ba Road, Chung Ho City
                         Taipei County 235, Taiwan, ROC

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                                 PROXY STATEMENT
                                       for
                         Special Meeting of Stockholders
                          to be held on April 25, 2006

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                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of City Network, Inc., a Nevada corporation (the "Company", "we", "us" or "our"), for use at the Special Meeting of stockholders to be held on April 25, 2006, at 10:00 a.m. (local time), at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided], and at any adjournment or postponement thereof (the "Special Meeting"), for the following purposes:

     1. To approve the issuance of Common Stock in connection with transactions with Cornell Capital Partners, LP and its affiliates, including shares (i) issuable upon conversion of the Company's secured convertible notes; (ii) issuable upon the exercise of warrants issued to the investor with the notes, as those terms are defined herein;
          (iii) securing the Company's secured convertible notes; (iv) issuable to pay for liquidated damages, in lieu of cash payments, in connection with the Company's obligation to register conversion shares and warrant shares with the Securities and Exchange Commission; and (v) issued as compensation for such transactions, to the extent such issuances require stockholder approval under The American Stock Exchange rules; and

     2. To transact any other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board of Directors has set March 15, 2006 as the record date (the "Record Date") to determine those holders of our common stock, par value $0.001 per share (the "Common Stock") who are entitled to notice of, and to vote at the Special Meeting. The list of stockholders entitled to vote at the Special Meeting may be examined at our office during the 10-day period preceding the date of the Special Meeting.

     The Company expects that the Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card will first be mailed to stockholders on or about March 30, 2006.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

     You can vote your Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of [30,934,366] shares of Common Stock (not including treasury shares) are entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Special Meeting.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Special Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

     The enclosed proxy, when properly signed and returned to us, will be voted by the proxy holders at the Special Meeting as specified on the form of proxy. Proxies signed by stockholders but lacking any such specification will be voted in favor of the proposals set forth in the Notice of Special Meeting of Stockholders.

WHAT IF OTHER MATTERS COME UP AT THE SPECIAL MEETING?

     The matters described in this proxy statement are the only matters we know of that will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Special Meeting by giving our Secretary a written notice revoking your proxy card or a duly executed proxy bearing a later date or by attendance at the Special Meeting and voting in person.

CAN I VOTE IN PERSON AT THE SPECIAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Special Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

     We will hold the Special Meeting if holders of at least one-third of the Common Stock entitled to vote in person or by proxy either attend the Special Meeting or sign and return their proxy cards. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on the proposal listed on the proxy card.

     The proposal will be approved, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal at the Special Meeting, provided that a quorum exists. An abstention will have no effect on the outcome of the vote. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

     Brokers holding Common Stock in street name, who do not receive instructions from the beneficial owners of those shares, are entitled to vote on "routine" proposals such as the election of directors and the ratification of our independent auditors. Under The American Stock Exchange rules, however, brokers who do not receive instructions from the beneficial owners of such shares are not entitled to vote on "non-routine" proposals, including the proposal submitted with this Proxy Statement. This is called a "broker non-vote," which will have no legal effect on the vote on that matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

WHY ARE WE SEEKING STOCKHOLDER APPROVAL FOR THE PROPOSAL?

     In connection with transactions with Cornell Capital Partners, LP and its affiliates, we are seeking approval of the issuance of Common Stock that could exceed 20% of the outstanding amount. The American Stock Exchange Company Guide requires stockholders to approve any such issuance at a price less than market value.

     The Common Stock issuable pursuant to the transactions further described under "Proposal 1" of this Proxy Statement, which, for this purpose, we anticipate The American Stock Exchange will consider a single transaction, will exceed, in the aggregate, 20% of our outstanding Common Stock and include shares to be issued below market price. Therefore, our Board of Directors seeks stockholder approval of the issuance of Common Stock pursuant to such transactions.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Special Meeting. At the close of business on the Record Date there were [30,934,366] shares of Common Stock outstanding and 2,032,817 shares of Common Stock held as treasury shares. We issued no other voting securities as of the Record Date. Each share of issued and outstanding Common Stock is entitled to one (1) vote on each matter to be voted upon at the Special Meeting.

                           DESCRIPTION OF COMMON STOCK

     Our current authorized capital stock consists of 100,000,000 shares of Common Stock, of which [30,934,366] shares were outstanding and 2,032,817 shares were held as treasury shares as of March 10, 2006, and 50,000,000 shares of preferred stock, par value $.001 per share, none of which were issued and outstanding as of March 10, 2006.

     Each holder of our Common Stock is entitled to one vote for each share held of record on all matters to be voted on by the stockholders. Subject to the preferential rights of the preferred stock, the holders of our Common Stock shall be entitled to receive dividends, when and if declared by our board of directors, out of our assets which are by law available therefor. In the event of our liquidation, dissolution or winding up, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of our preferred stock, our Common Stock holders shall be entitled to received all of our remaining assets of whatever kind available for distribution to stockholders ratably in proportion to the amount of Common Stock held by them respectively. Our Common Stock holders, as such, have no preemptive, or preferential right or subscription right to any Common Stock or to any obligations convertible into Common Stock, or to any warrant or option for the purchase thereof, except to the extent, if any, provided by our written agreement. All of the outstanding Common Stock are validly issued, fully-paid and nonassessable.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 10, 2006 the Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Common Stock; (ii) each of our directors;
(iii) each of our executive officers; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                    Number of Shares           Percent of Common
                                      Beneficially            Stock Beneficially
      Name and Address (1)              Owned (2)                   Owned (3)
      --------------------              ---------                   ---------
     Tiao-Tsan "Andy" Lai              2,000,000                      6.5%
     Yun-Yi "Stella" Tseng               844,000                      2.7%
     Alice Chen                           66,000                        *
     I-Min Ou                             25,000                        *
     Chin-Yuan Liao                       50,000                        *
     Mei-Chu Lai                         648,000                      2.1%
     Kao-Yu Hung                       1,161,000                      3.8%
     Chung-Chieh "Kevin" Lin                   0                        *
     Yong Su                                   0                        *
     Pi-Liang Liu                              0                        *
     All officers and directors
      as a group (10 persons)          4,794,000                     15.5%

----------
*    Indicates less than one percent.

(1) The address of each holder is c/o City Network, Inc., 2F-1, No. 16, Jian Ba Road, Chung Ho City, Taipei County 235, Taiwan, ROC.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to the shares shown. Subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3) Based on 30,934,366 shares of Common Stock issued and outstanding as of March 10, 2006.

                                   PROPOSAL 1

TO APPROVE THE ISSUANCE OF COMMON STOCK IN CONNECTION WITH TRANSACTIONS WITH CORNELL CAPITAL PARTNERS, LP AND ITS AFFILIATES, INCLUDING SHARES (I) ISSUABLE UPON CONVERSION OF THE COMPANY'S SECURED CONVERTIBLE NOTES; (II) ISSUABLE UPON THE EXERCISE OF WARRANTS ISSUED TO THE INVESTOR WITH THE NOTES; (III) SECURING THE COMPANY'S SECURED CONVERTIBLE NOTES; (IV) ISSUABLE TO PAY FOR LIQUIDATED DAMAGES, IN LIEU OF CASH PAYMENTS, IN CONNECTION WITH THE COMPANY'S OBLIGATION TO REGISTER CONVERSION SHARES AND WARRANT SHARES WITH THE SECURITIES AND EXCHANGE COMMISSION; AND (V) ISSUED AS COMPENSATION FOR SUCH TRANSACTIONS, TO THE EXTENT SUCH ISSUANCES REQUIRE STOCKHOLDER APPROVAL UNDER THE AMERICAN STOCK EXCHANGE RULES.

SUMMARY OF CURRENT TRANSACTIONS

     On March 16, 2006, we entered a Securities Purchase Agreement (the "Purchase Agreement") with Cornell Capital Partners, LP ("Cornell Capital" or the "Investor") and Highgate House Funds, Ltd. ("Highgate"), an affiliate of Cornell Capital for us to issue up to $650,000 in the aggregate principal amount of secured convertible notes (the "New Notes") to the Investor. We plan to close this transaction as soon as practicable, once we obtain stockholder approval of the issuance of Common Stock pursuant to the transactions.

     The New Notes become due on the three-year anniversary of their issuance date (the "Maturity Date") and accrue interest at 7% annually. The New Notes are convertible into Common Stock at a per share conversion price equal to the lower of (a) $0.268, as adjusted for anti-dilution (the "Fixed Conversion Price"), and
(b) 95% of the lowest volume weighted average price of the Common Stock, as reported by Bloomberg, LP, for the 30 trading days immediately before the date on which the Investor converts (such price, the "Market Conversion Price" and, with the Fixed Conversion Price and the Market Conversion Price, the "Conversion Price").

     We may, in our sole discretion at any time, redeem any or all of the New Notes by paying the principal amount being redeemed with accrued interest, and a 20% premium on the principal, if the closing bid price of the Common Stock is less than the Fixed Conversion Price at the time we give the redemption notice.

     The New Notes will be secured by (a) substantially all of our assets and the assets of our direct and indirect wholly-owned subsidiaries, City Network Technology, Inc., City Network, Inc. - Taiwan, and City Construction Co., Ltd.,
(b) 4,445,455 shares of Common Stock held in escrow and securing our Original Notes, as further described below under "Summary of Prior Transactions", and (c) if we issue over $275,000 in aggregate principal amount of the New Notes pursuant to the Purchase Agreement, a pledge of 2,000,000 additional shares of Common Stock to be issued by us and held in escrow (all such pledged shares, the "Pledged Shares"). Any Pledged Shares released to the Investor will be subject to demand registration rights.

     Upon closing the transactions completed by the Purchase Agreement, we will issue five-year warrants (the "New Warrants") to the Investor to purchase up to 1,000,000 shares of Common Stock at $0.001 per share.

     We entered a Registration Rights Agreement with the Investor pursuant to which we are required to file a registration statement with the SEC (the "Registration Statement") registering the Common Stock issuable upon conversion of the New Notes and exercise of the New Warrants, in full. If the Registration Statement is not filed within 30 days after the date we issue the New Notes (the "Filing Date"), or is not declared effective by the SEC within 90 days of the

Filing Date, we must pay liquidated damages, in cash or Common Stock, at the Investor's option, in an amount equal to 2% of the value of the New Notes for each 30 day delay. The liquidated damages are capped at 20% of the aggregate face value of the New Notes.

     The Investor may not convert any principal amount under the New Notes or exercise the New Warrant if, upon such conversion or exercise, the Investor would beneficially own more than 4.99% of the outstanding Common Stock following such conversion or exercise. Until 18 months after the date of the Purchase Agreement, the Investor will have a right of first refusal on any transaction in which we issue capital stock.

     We paid Yorkville Advisors LLC, an affiliate of Cornell Capital, a structuring fee equal to $10,000, upon signing the definitive documents for the transactions, and are required to pay a commitment fee out of the gross proceeds of the New Notes of up to $40,000, or 10% of the principal amount greater than $250,000, upon the issuance of the New Notes.

     The net proceeds will be used to repay the currently outstanding principal amount of the Original Notes, plus accrued interest, with the remainder, if any, to be used for working capital purposes, such as payment of listing fees to The American Stock Exchange, legal fees, and filing fees to the SEC for the Registration Statement. Upon the issuance of the entire $650,000 in New Notes, we anticipate that substantially all proceeds will be used for such purposes and that any balance available for working capital purposes will be insignificant.

SUMMARY OF PRIOR TRANSACTIONS

     On August 10, 2005, we entered a Securities Purchase Agreement (the "Original Purchase Agreement"), with Highgate and, pursuant thereto, in August 2005 and December 2005, issued two secured convertible notes, in aggregate principle amount of $250,000 (the "Original Notes"). We will use approximately $275,000 in net proceeds from the New Notes to repay the Original Notes. We will not pay a redemption premium upon our repayment of the Original Notes.

     In connection with the Original Purchase Agreement, Highgate received a warrant to purchase up to 25,000 shares of Common Stock (the "Original Warrant"), and we entered a Standby Equity Distribution Agreement (the "SEDA") with Cornell Capital. Monitor Capital, Inc. received 44,455 shares of Common Stock to act as a placement agent for us in connection with the SEDA. Cornell Capital received 977,273 shares of Common Stock as compensation for entering the SEDA. Upon the issuance of the New Notes, Cornell Capital and we will terminate the SEDA and Cornell Capital will return its 977,273 shares it received for entering the SEDA to us for cancellation.

WHY WE NEED STOCKHOLDER APPROVAL - THE AMERICAN STOCK EXCHANGE COMPANY GUIDE RULE 713

     In connection with the transactions with Cornell Capital, we are seeking approval of the issuance of Common Stock that could exceed 20% of the outstanding amount. The American Stock Exchange Company Guide requires stockholders to approve any such issuance at a price less than market value.

     The Common Stock issued or issuable pursuant to the foregoing transactions or convertible notes or warrants issued pursuant thereto (collectively, the "Transaction Shares"), which, for this purpose, we anticipate The American Stock Exchange will consider a single transaction, will exceed, in the aggregate, 20% of our outstanding Common Stock and include shares to be issued below market price. Therefore, our Board of Directors seeks stockholder approval of the issuance of such Transaction Shares.

CONSEQUENCES OF THE FAILURE TO OBTAIN STOCKHOLDER APPROVAL

     Without such stockholder approval, we would be unable to issue more than 5,500,000 Transaction Shares, and accordingly, Cornell Capital may elect to fund only convertible debt in the principal amount of only $275,000. We will use all of such proceeds from such issuance to repay the currently outstanding principal amount of the Original Notes, plus accrued interest and would not have access to the remaining funds for working capital purposes, as described further herein. However, we would not be required to issue an additional 2,000,000 shares of Common Stock to secure the New Notes.

FACTORS AFFECTING CURRENT STOCKHOLDERS - POTENTIAL DILUTION AND MARKET CONSEQUENCES

     While the Board of Directors unanimously approved the issuance of all of the Transaction Shares and resolved that these transactions are in its and its stockholders' best interests, our stockholders should consider the following possible factors as well as other information contained in the Proxy Statement in evaluating this Proposal.

     The issuance of the Transaction Shares could substantially dilute the interests of our other stockholders, but sales of the Transaction Shares could encourage short sales by the stockholders and others, placing further downward pressure on our stock price. Moreover, the holders of the New Notes, the New Warrants, and the Original Warrant, subject to applicable laws, may hedge their positions, which could further adversely affect the stock price. The effect on our stock price could increase the number of shares required to be issued upon conversion of the New Notes or upon exercise of the New Warrants or Original Warrant.

     The Investor may not convert any principal amount under the New Notes or exercise the New Warrants if, upon such conversion or exercise, the Investor, together with its affiliates, would beneficially own at any time more than 4.99% of the outstanding Common Stock following such conversion or exercise. This restriction does not prevent the Investor from selling a substantial number of shares in the market. By periodically selling Common Stock into the market, an individual holder could eventually sell more than 4.99% of Common Stock while never holding more than 4.99% at any specific time.

                                  REQUIRED VOTE

     Ratification and approval of issuance of the Transaction Shares under The American Stock Exchange rules, requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal at the Special Meeting, provided that a quorum exists.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSAL.

                                  MISCELLANEOUS

                           2006 STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows us to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if we do not have notice of the matter at least 45 days before the date corresponding to the date on which we first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in our bylaws. Our bylaws do not contain such an advance notice provision.

     The Annual Meeting of Stockholders for the fiscal year ending December 31, 2006 is expected to be held in December 2006. The Proxy Statement and Proxy Card will be sent to stockholders in an initial mailing on or about December 5, 2006. Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be presented at our 2006 Annual Meeting of Stockholders must be received by us no later than August 4, 2006. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

     A stockholder who wishes to make a proposal at our 2006 Annual Meeting of Stockholders without including the proposal in our proxy statement and proxy card for such meeting must notify us no later than October 20, 2006. Under our current bylaws, for our 2006 Annual Meeting of Stockholders, stockholders must submit such written notice to our Secretary, on or before October 20, 2006 and include as to each matter the stockholder wishes to be brought before the Annual
Meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of our shares which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

     Management is not aware of any matters to be presented for action at the Special Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                              By Order of the Board of Directors

                              /s/ Tiao-Tsan "Andy" Lai
                              ----------------------------------
                              Tiao-Tsan "Andy" Lai
                              Chairman, President and Chief Executive Officer

                              March ___, 2006

                               CITY NETWORK, INC.

                            PROXY FOR SPECIAL MEETING

                          TO BE HELD ON APRIL 25, 2006

     The undersigned stockholder of City Network, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby appoints Tiao-Tsan "Andy" Lai, Yun-Yi "Stella" Tseng and Alice Chen, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) at B2F. No. 726, Jhongjheng Rd., Jhonghe City, Taipei County 235, Taiwan, ROC [Chinese address provided] on April 25, 2006, or at any adjournment or postponement thereof, and to vote, as designated below, all common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

1. To approve the issuance of Common Stock in connection with transactions with Cornell Capital Partners, LP and its affiliates, including shares (i) issuable upon conversion of the Company's secured convertible notes; (ii) issuable upon the exercise of warrants issued to the investor with the notes; (iii) securing the Company's secured convertible notes; (iv) issuable to pay for liquidated damages, in lieu of cash payments, in connection with the Company's obligation to register conversion shares and warrant shares with the SEC; and (v) issued as compensation for such transactions, to the extent such issuances require stockholder approval under The American Stock Exchange rules.

            [ ] FOR                  [ ] AGAINST           [ ] ABSTAIN

2. In his or her discretion, the proxies are authorized to vote upon any matters, which may properly come before the Meeting, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: _____________, 2006          ___________________________________

                                   ___________________________________

                                   PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.